    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2003

                                                               FILE NO. 2-12663
                                                               FILE NO. 811-719
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                            ---------------------

                                    FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
                           PRE-EFFECTIVE AMENDMENT NO.                  [ ]

                         POST-EFFECTIVE AMENDMENT NO. 92                [X]

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                 [X]


                                AMENDMENT NO. 92                        [X]


                              ---------------------

                 THE VALUE LINE SPECIAL SITUATIONS FUND, INC.

              (Exact Name of Registrant as Specified in Charter)

                              220 EAST 42ND STREET
                         NEW YORK, NEW YORK 10017-5891
               (Address of Principal Executive Offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 907-1500

                               DAVID T. HENIGSON
                               VALUE LINE, INC.
                              220 EAST 42ND STREET
                         NEW YORK, NEW YORK 10017-5891
                    (Name and Address of Agent for Service)


                                    COPY TO:
                              PETER D. LOWENSTEIN
                        TWO SOUND VIEW DRIVE, SUITE 100
                              GREENWICH, CT 06830

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

       [ ]  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)


       [X]  ON MAY 1, 2003 PURSUANT TO PARAGRAPH (B)


       [ ]  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)
       [ ]  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
       [ ]  ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
       [ ]  ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 The Value Line
                          Special Situations Fund, Inc.


           --------------------------------------------------------
                                   PROSPECTUS
                                   MAY 1, 2003
           --------------------------------------------------------


[GRAPHIC OMITTED] (Value Line logo)




                                                                         #526122



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

 TABLE OF CONTENTS
--------------------------------------------------------------------------------


                     FUND SUMMARY

                     What is the Fund's goal? Page 2

                     What are the Fund's main investment strategies? Page 2

                     What are the main risks of investing in the Fund?  Page 2

                     How has the Fund performed? Page 3

                     What are the Fund's fees and expenses?  Page 5



HOW WE MANAGE THE FUND

Our principal investment strategies Page 6

The principal risks of investing in the Fund Page 8



                                WHO MANAGES THE FUND

                                Investment Adviser  Page 10

                                Management fees  Page 10

                                Portfolio management  Page 10



ABOUT YOUR ACCOUNT

How to buy shares Page 11 How to sell shares Page 13


Special services  Page 15

Dividends, distributions and taxes  Page 15




                                   FINANCIAL HIGHLIGHTS


                                   Financial Highlights  Page 18

FUND SUMMARY
--------------------------------------------------------------------------------

WHAT IS THE FUND'S GOAL?


                  The Fund primarily seeks long-term growth of capital. No consideration is given to current income in the choice of investments. Although the Fund will strive to achieve this goal, there is no assurance that it will succeed.



WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


                  To achieve the Fund's goal, we invest not less than 80% of the Fund's net assets in a diversified portfolio of common stocks or equity securities convertible into common stock which we categorize as "special situations". A "special situation" arises when an unusual development is taking place which we believe may cause a company's securities to increase in value. In selecting securities for purchase or sale, we may rely on the Value Line Timeliness (Trade Mark) Ranking System or the Value Line Performance (Trade Mark) Ranking System. These Ranking Systems compare the Adviser's estimate of the probable market performance of each stock during the next six to twelve months relative to all of the stocks under review and rank stocks on a scale of 1 (highest) to 5 (lowest). The Fund will usually invest in common stocks ranked 1 or 2 by either Ranking System but it may also invest in common stocks ranked 3 and in stocks that are not ranked. There are no set limitations on investments in any category, although U.S. securities ranked 1, 2 or 3 usually constitute a substantial portion of the portfolio. The Fund invests in companies of any size.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

                  Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.


                  The chief risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The Fund's performance could also suffer if the anticipated benefits of the "special situation" do not materialize.

                  The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be affected by changes in stock prices which have historically tended to fluctuate more than bond prices.



                  An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 8.


HOW HAS THE FUND PERFORMED?

                  This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500 (Registered Trademark) , a widely quoted, unmanaged index of stock performance. You should remember that unlike the Fund, this index is unmanaged and does not include the costs of buying, selling, and holding the securities. All returns reflect reinvested dividends. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.


                  TOTAL RETURNS (BEFORE TAXES) AS OF 12/31 EACH YEAR (%)


[GRAPHIC OMITTED]

12.99   1.03    28.96    7.24    32.10   29.88   61.66   -6.78   -17.65  -15.15
1993    1994    1995     1996    1997    1998    1999     2000    2001    2002

BEST QUARTER:  Q4 1999  +38.16%
WORST QUARTER: Q1 2001  (20.55%)

       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002(%)


                                              1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
VALUE LINE SPECIAL SITUATIONS FUND
--------------------------------------------------------------------------------
  Return before taxes                         -15.15%      6.46%       11.05%
--------------------------------------------------------------------------------
  Return after taxes on distributions         -15.15%      5.33%        8.04%
--------------------------------------------------------------------------------
  Return after taxes on distributions and      -9.30%      5.16%        8.03%
  sale of Fund shares
--------------------------------------------------------------------------------
  S&P 500 (REFLECTS NO DEDUCTION FOR          -22.10%     -0.59%        9.34%
  FEES, EXPENSES OR TAXES)
--------------------------------------------------------------------------------


                  After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period. "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.



                  After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns reflect past tax effects and are not predictive of future tax effects.


                  Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

WHAT ARE THE FUND'S FEES AND EXPENSES?


                  These tables describe the fees and expenses you pay in connection with an investment in the Fund.

                  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                  ----------------------------------------------------------

                 --------------------------------------------------------------------------------
                 MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A PERCENTAGE OF     NONE
                 OFFERING PRICE
                 --------------------------------------------------------------------------------
                 MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF ORIGINAL        NONE
                 PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
                 --------------------------------------------------------------------------------
                 MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS             NONE
                 --------------------------------------------------------------------------------
                 REDEMPTION FEE                                                           NONE
                 --------------------------------------------------------------------------------
                 EXCHANGE FEE                                                             NONE
                 --------------------------------------------------------------------------------


                 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)
                 --------------------------------------------------------------------------------
                 MANAGEMENT FEES                            0.75%
                 --------------------------------------------------------------------------------
                 DISTRIBUTION AND SERVICE (12B-1) FEES*     0.25%
                 --------------------------------------------------------------------------------
                 OTHER EXPENSES                             0.20%
                 --------------------------------------------------------------------------------
                 TOTAL ANNUAL FUND OPERATING EXPENSES       1.20%
                 --------------------------------------------------------------------------------

                  * Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

                  EXAMPLE

                  This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:


                                                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
                 --------------------------------------------------------------------------------
                 VALUE LINE SPECIAL SITUATIONS FUND     $122       $381        $660        $1,455
                 --------------------------------------------------------------------------------

HOW WE MANAGE THE FUND
--------------------------------------------------------------------------------


OUR PRINCIPAL INVESTMENT STRATEGIES


                  Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund's objective.



                  We analyze economic and market conditions, seeking to identify the market sector or securities that we think make the best investments.


                  In selecting securities for purchase or sale, the Adviser may rely on the Value Line Timeliness (Trade Mark) Ranking System or the Value Line Performance (Trade Mark) Ranking System. In addition, the Fund invests not less than 80% of its assets in "special situations".


                  The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.


                  The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 of the most actively traded stocks in the U.S. markets, including stocks with large, mid and small market capitalizations. There are only a few stocks of foreign issuers that are included and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months relative to all 1,700 stocks under review. The Rankings are updated weekly to reflect the most recent information.


                  The Value Line Performance Ranking System for common stocks was introduced in 1995. It is a variation of the Value Line Small-Capitalization Ranking System, which has been employed in managing private accounts since 1981, and in managing the Value Line Emerging Opportunities Fund, Inc. since 1993. The Performance Ranking System evaluates the approximately 1,800 stocks in the Small and Mid-Cap Edition of The Value Line Investment Survey which consists of stocks with smaller market capitalizations (under $1 billion) and mid-cap stocks (between $1 billion and $5 billion in market capitalization). This stock ranking system relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranking System uses a scale of 1 (highest) to 5 (lowest) to compare the Adviser's estimate of the probable market performance of each stock during the coming six to twelve months relative to all 1,800 stocks under review.


                  Neither the Value Line Timeliness Ranking System nor the Value Line Performance Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining expected relative performance over the next six to twelve months. Although there are no set limitations on investments in the portfolio, U.S. securities ranked 1, 2 or 3 of any size will usually constitute a substantial portion of the Fund's portfolio. The utilization of these Rankings is no assurance that the Fund will perform similarly to or more favorably than the market in general over any particular period.


                  SPECIAL SITUATIONS. A "special situation" refers to the security of a company in which an unusual and possibly non-repetitive development is taking place which in the opinion of the Adviser may cause the security to attain a higher market value independently, to a degree, of the trend of the securities markets in general. Since every "special situation" to some extent involves a break with past experience, the uncertainties in the appraisal of future value and risk of possible loss are greater than in the case of old, well-established companies carrying on according to long-established patterns. However, for the same reason, the Adviser believes that "special situations" offer greater than average appreciation potential.



                  The particular development (actual or prospective) which may qualify a security as a "special situation" may be one of many different types. For example: a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company's business; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; payment on account of arrears; litigation which, if resolved favorably, would improve the value of the company's stock; a new or changed management; or material changes in management policies. The fact, if it exists, that an increase in the company's earnings, dividends or business is expected, or that a given security is considered to be undervalued, is not in itself sufficient to qualify a security as a "special situation". A "special situation" often involves a comparatively small company which is not well known and which has not been closely watched by investors generally, but it may also involve a large company.


                  TEMPORARY DEFENSIVE POSITION
                  From time to time in response to adverse market, economic, political or other conditions, we may invest a portion of the Fund's net assets in cash or cash equivalents, debt securities, bonds, or preferred stocks for temporary defensive purposes. This would help the Fund avoid losses, but it may have the effect of reducing the Fund's capital appreciation or income, or both. If this becomes necessary, the Fund may not achieve its investment objectives.


                  PORTFOLIO TURNOVER
                  The Fund has engaged and may continue to engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy has resulted in higher trading costs and other expenses and may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability.


THE PRINCIPAL RISKS OF INVESTING IN THE FUND


                  o Because the Fund may invest substantially all of its assets in common stocks, particularly stocks which we consider "special situations," the value of the stocks in its portfolio and the Fund's share price might decrease in response to the activities of an individual company or in response to general market or economic conditions.


                  o Investing in smaller or newer companies involves the risk that these companies may have less capital, a shorter history of operations and less experienced management than larger more established companies. In addition, securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger more established companies, and may be subject to wide price fluctuations. Investment in such companies tend to be more volatile and somewhat more speculative.

                  o Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity. This could have a negative effect on the Fund's performance.


                  o The Fund's use of the Value Line Ranking Systems involves the risk that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund's portfolio.


                  o Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund's recent holdings can be found in the Fund's current annual or semi-annual report.

WHO MANAGES THE FUND
--------------------------------------------------------------------------------

                  The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.


INVESTMENT ADVISER


                  Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients resulting in combined assets under management of approximately $3 billion.



                  The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.


MANAGEMENT FEES

                  For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.75% of the average daily net assets.


PORTFOLIO MANAGEMENT

                  A committee of employees of the Adviser is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES


                  o  BY TELEPHONE
                     Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.


                  o  BY WIRE
                     If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.


                  o  THROUGH A BROKER-DEALER
                     You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

                  o  BY MAIL
                     Complete the Account Application and mail it with your check payable to NFDS, Agent, to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed Account Application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler's checks, cashier checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.


                  o  MINIMUM/ADDITIONAL INVESTMENTS
                     Once you have completed an Account Application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. The price you pay for shares will depend on when we receive your purchase order. The Fund reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.

                  o  TIME OF PURCHASE
                     Your price for Fund shares is the Fund's net asset value per share (NAV), which is generally calculated as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

                     Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

                     Fund shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.

                  o  DISTRIBUTION PLAN

                     The Fund has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.


                  o  NET ASSET VALUE
                     We determine the Fund's net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange each day that exchange is open for business. We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities for which market prices or quotations are readily available at their market value. We price securities for which market valuations are not readily available at their fair market value as determined under the direction of the Board of Directors. We price investments which have a maturity of less than 60 days at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.





HOW TO SELL SHARES



                  o  BY MAIL
                     You can redeem your shares (sell them back to the Fund at net asset value) by mail by writing to: Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

                     We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the day of purchase, before we send the proceeds to you.


                     If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

                  o  THROUGH A BROKER-DEALER
                     You may sell your shares through a broker-dealer, who may charge a fee for this service.

                     The Fund has authorized certain brokers to accept purchase and redemption orders on behalf of the Fund. The Fund has also authorized these brokers to designate others to accept purchase and redemption orders on behalf of the Fund.

                     We treat any order to buy or sell shares that you place with one of these brokers, or anyone they have designated, as if you had placed it directly with the Fund. The shares that you buy or sell through brokers or anyone they have designated are priced at the next net asset value that is computed after they receive your order.

                     Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been so authorized.

                  o  BY EXCHANGE
                     You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. We reserve the right to reject any exchange order.


                     When you send us a properly completed request to sell or exchange shares, you will receive the net asset value that is next determined after we receive your request. For each account involved you should provide the account name, number, name of Fund and exchange or redemption amount. Call 1-800-243-2729 for additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.



                     Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund during a calendar year.


                     ACCOUNT MINIMUM
                     If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.


                     REDEMPTION IN KIND
                     The Fund reserves the right to make a redemption in kind -- payment in portfolio securities rather than cash -- if the amount being redeemed is large enough to affect Fund operations.

SPECIAL SERVICES

                     To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-243-2729.


                  o Valu-Matic (Registered Trademark) allows you to make regular monthly investments of $25 or more automatically from your checking account.


                  o Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you, for federal income tax purposes.



                  o You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.


DIVIDENDS, DISTRIBUTIONS AND TAXES


                     The Fund pays dividends from its net investment income and distributes any capital gains that it has realized annually. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares. At December 31, 2002, the Fund had net unrealized appreciation of $31,459,000 representing approximately 13% of the Fund's net assets. In the event the Fund disposes of securities in its portfolio and recognizes sizeable gains the Fund will distribute such gains to stockholders who may be taxed on such amounts. Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a distribution because such distribution will generally be taxable even though the net asset value of shares of the Fund is reduced by the distribution.



                     You will generally be taxed on distributions you receive, regardless of whether you reinvest them or receive them in cash. Dividends from short-term capital gains and net investment income will be taxable to you as ordinary income. Dividends designated by the Fund as long-term capital gains distributions will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on distributions.


                     On January 7, 2003, President Bush proposed an economic growth plan which contains a provision that would exclude from income dividends paid by corporations to the extent paid out of previously taxed corporate income. There can be no assurance as to whether such provisions will be enacted into law or as to its scope if enacted and therefore its effect upon shareholders is uncertain at this time.



                     We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.


                     If you hold your fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.



                     You will generally have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Your gain or loss will be long-term or short-term, generally depending upon how long you owned your shares. Certain limitations may apply to limit your ability to currently deduct capital losses.


                     As with all mutual funds, the Fund may be required to withhold a 30% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the

                     IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.



                     The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. We urge you to consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible withholding tax for non-U.S. shareholders.

 FINANCIAL HIGHLIGHTS


                     The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-243-2729.

                     FINANCIAL HIGHLIGHTS


---------------------------------------------------------------------------------------------------------------------------
                                                               YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------
                                                2002             2001              2000              1999             1998
--------------------------------------          ----             ----              ----              ----             ----
NET ASSET VALUE, BEGINNING OF YEAR          $  18.95            23.55           $ 27.09           $  17.70          $ 14.48
--------------------------------------      --------           ------         ---------           --------          -------
  INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
    Net investment loss                         (.05)            (.09)             (.19)              (.04)            (.04)
    Net gains or losses on securities
    (both realized and unrealized)             (2.82)           (4.07)            (1.64)             10.83             4.30
--------------------------------------      --------           ------         ---------            -------           ------
    Total from investment
    operations                                 (2.87)           (4.16)            (1.83)             10.79             4.26
--------------------------------------      --------           ------         ---------            -------           ------
  LESS DISTRIBUTIONS:
    Dividends from net
    investment income                             --               --                --                 --               --
    Distributions from net realized
    gains                                         --             (.44)            (1.71)             (1.40)           (1.04)
--------------------------------------      --------           ------         ---------            -------           ------
    Total distributions                           --             (.44)            (1.71)             (1.40)           (1.04)
--------------------------------------      --------           ------         ---------            -------           ------
NET ASSET VALUE, END OF YEAR                $  16.08         $  18.95           $ 23.55            $ 27.09          $ 17.70
--------------------------------------      --------         --------         ---------            -------           ------
TOTAL RETURN                                  -15.15%          -17.65%            -6.78%             61.66%           29.88%
--------------------------------------      --------         --------         ---------            -------           ------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
thousands)                                  $242,394         $261,829         $ 388,264          $ 421,031         $190,634
Ratio of expenses to average
net assets                                      1.20%(1)         1.14%(1)          1.01% (1)           .89(1)          1.02%
Ratio of net investment income
(loss) to average net assets                    (.31)%           (.39)%            (.68)%             (.22)%          (0.34)%
Portfolio turnover rate                           66%              88%               78%               85%              183%
 ---------------------------------------------------------------------------------------------------------------------------



(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

FOR MORE INFORMATION


                  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated May 1, 2003, which we have filed electronically with the Securities and Exchange Commission
                  (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus from our Internet site at http://www.valueline.com.


                  Reports and other information about the Fund are available on the EDGAR Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.


  INVESTMENT ADVISER                      SERVICE AGENT
  Value Line, Inc.                        State Street Bank and Trust Company
  220 East 42nd Street                    c/o NFDS
  New York, NY 10017-5891                 P.O. Box 219729
                                          Kansas City, MO 64121-9729

  CUSTODIAN                               DISTRIBUTOR
  State Street Bank and Trust Company     Value Line Securities, Inc.
  225 Franklin Street                     220 East 42nd Street
  Boston, MA 02110                        New York, NY 10017-5891

 Value Line Securities, Inc.
 220 East 42nd Street, New York, NY 10017-5891        File no. 811-719

                  THE VALUE LINE SPECIAL SITUATIONS FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                                1-800-243-2729
                               www.valueline.com

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2003

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Value Line Special Situations Fund, Inc. (the "Fund"), dated May 1, 2003, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent accountants appearing in the Fund's 2002 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-243-2729.


                               -----------------

                               TABLE OF CONTENTS




                                                                           PAGE
                                                                          ------
       Description of the Fund and Its Investments and Risks ..........   B-2
       Management of the Fund .........................................   B-5
       Investment Advisory and Other Services .........................   B-8
       Service and Distribution Plan ..................................   B-10
       Brokerage Allocation and Other Practices .......................   B-10
       Capital Stock ..................................................   B-11
       Purchase, Redemption and Pricing of Shares .....................   B-11
       Taxes ..........................................................   B-13
       Performance Data ...............................................   B-16
       Financial Statements ...........................................   B-17

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     HISTORY AND CLASSIFICATION. The Fund is an open-end, diversified, management investment company incorporated in Delaware in 1956 and reincorporated in Maryland in 1972. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

     NON-PRINCIPAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS.

     o RESTRICTED SECURITIES. On occasion, the Fund may purchase securities which would have to be registered under the Securities Act of 1933 if they were to be publicly distributed. However, it will not do so if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 10% of the market value of its net assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act of 1933, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

     In addition, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

     The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

     To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

      o COVERED CALL OPTIONS. The Fund may write covered call options on stocks held in its portfolio ("covered options") in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund will not write call options in an aggregate amount greater than 25% of its net assets.

     The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the premium received for writing a similar option. Generally, the Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

     o REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


     FUND POLICIES.

          (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

          (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Fund's entering into stock index futures.

          (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

          (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

          (v) The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

          (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's assets.

          (vii) The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities.

          (viii) The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell covered call option contracts on securities owned by the Fund. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions").

          (ix) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

          (xii) The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

          (xiii) The Fund may not invest in commodities or commodity contracts.

          (xiv) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

          (xv) The primary investment objective of the Fund is long-term growth of capital.

     In addition, management of the Fund has adopted a policy that it will not recommend that the Fund purchase interest in oil, gas or other mineral type development programs or leases, although the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.


                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Director serves until his or her successor is elected and qualified.


                                                                      PRINCIPAL                    OTHER
                                                LENGTH OF         OCCUPATION DURING            DIRECTORSHIPS
NAME, ADDRESS AND AGE       POSITION          TIME SERVED          THE PAST 5 YEARS           HELD BY DIRECTOR
-------------------------   ---------------   -------------   -------------------------      -----------------
Interested Directors*

Jean Bernhard Buttner       Chairman of       Since 1983      Chairman, President            Value Line, Inc.
Age 68                      the Board of                      and Chief Executive
                            Directors and                     Officer of Value Line,
                            President                         Inc. (the "Adviser") and
                                                              Value Line Publishing,
                                                              Inc. Chairman and
                                                              President of each of
                                                              the 15 Value Line
                                                              Funds and Value Line
                                                              Securities, Inc. (the
                                                              "Distributor").

Marion N. Ruth              Director          Since 2000      Real Estate Executive:         Value Line, Inc.
5 Outrider Road                                               President, Ruth Realty
Rolling Hills, CA 90274                                       (real estate broker);
Age 68                                                        Director of the Adviser
                                                              since 2000.

Non-Interested Directors

John W. Chandler            Director          Since 1991      Consultant, Academic           None
1611 Cold Spring Rd.                                          Search Consultation
Williamstown, MA 01267                                        Service, Inc. Trustee
Age 79                                                        Emeritus and Chairman
                                                              (1993-1994) of the
                                                              Board of Trustees of
                                                              Duke University; Presi-
                                                              dent Emeritus, Williams
                                                              College.

Frances T. Newton           Director          Since 2000      Customer Support               None
4921 Buckingham Drive                                         Analyst, Duke Power
Charlotte, NC 28209                                           Company.
Age 61

                                                                          PRINCIPAL                     OTHER
                                                    LENGTH OF         OCCUPATION DURING             DIRECTORSHIPS
NAME, ADDRESS AND AGE          POSITION           TIME SERVED          THE PAST 5 YEARS            HELD BY DIRECTOR
----------------------------   ----------------   -------------   -------------------------      -------------------
Francis C. Oakley              Director           Since 2000      Professor of History,          Berkshire Life
54 Scott Hill Road                                                Williams College, 1961         Insurance Com-
Williamstown, MA 01267                                            to 2002, President             pany.
Age 71                                                            Emeritus since 1994
                                                                  and President, 1985-
                                                                  1994; Chairman (1993-
                                                                  1997) and Interim
                                                                  President (2002) of the
                                                                  America Council of
                                                                  Learned Societies.

David H. Porter                Director           Since 1997      Visiting Professor of          None
5 Birch Run Drive                                                 Classics, Williams Col-
Saratoga Springs, NY 12866                                        lege, since 1999; Presi-
Age 67                                                            dent Emeritus, Skid-
                                                                  more College since
                                                                  1999 and President,
                                                                  1987-1998.

Paul Craig Roberts             Director           Since 1983      Chairman, Institute for        A. Schulman Inc.
169 Pompano St.                                                   Political Economy.             (plastics)
Panama City Beach,
FL 32413
Age 64

Nancy-Beth Sheerr              Director           Since 1996      Senior Financial Advi-         None
1409 Beaumont Drive                                               sor, Hawthorne, since
Gladwyne, PA 19035                                                2001; Chairman, Rad-
Age 54                                                            cliffe College Board of
                                                                  Trustees. 1990-1999.

Officers

Stephen Grant                  Vice President     Since 1997      Portfolio Manager with                --
Age 49                                                            the Adviser.

Nancy L. Bendig                Vice President     Since 2003      Portfolio Manager with                --
Age 47                                                            the Adviser since 2003
                                                                  and from 1993 to 1999;
                                                                  Portfolio Manager-First
                                                                  Vice President, Avatar
                                                                  Associates (investment
                                                                  management), 1999-
                                                                       2003.

                                                                      PRINCIPAL                    OTHER
                                               LENGTH OF          OCCUPATION DURING            DIRECTORSHIPS
NAME, ADDRESS AND AGE     POSITION           TIME SERVED          THE PAST 5 YEARS            HELD BY DIRECTOR
-----------------------   ----------------   -------------   --------------------------      -----------------
Brett Mitsifer            Vice President     Since 2003      Portfolio Manager with                 --
Age 40                                                       the Adviser since 2003;
                                                             Executive Vice Presi-
                                                             dent, Hovey, Youngman
                                                             Associates (investment
                                                             management), 2000-
                                                             2003; Portfolio Man-
                                                             ager, Bankers Trust,
                                                             1997-2000.

David T. Henigson         Vice Presi-        Since 1994      Director, Vice President               --
Age 45                    dent, Secre-                       and Compliance Officer
                          tary and Trea-                     of the Adviser. Director
                          surer                              and Vice President of
                                                             the Distributor. Vice
                                                             President, Secretary
                                                             and Treasurer of each
                                                             of the 15 Value Line
                                                             Funds.


------------
* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.


     The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent auditors to review the range of their activities and to discuss the Fund's system of internal accounting controls. The Audit Committee also meet with the independent auditors in executive session at each meeting. There were two meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Director if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a Nominating Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.


     The following table sets forth information regarding compensation of Directors by the Fund and the fourteen other Value Line Funds of which each of the Directors is a director or trustee for the fiscal year ended December 31, 2002. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.



                                                   TOTAL
                                                COMPENSATION
                                                 FROM FUND
                                 AGGREGATE        AND FUND
                               COMPENSATION       COMPLEX
NAME OF PERSONS                  FROM FUND       (15 FUNDS)
---------------------------   --------------   -------------
  Jean B. Buttner                 $  -0-          $   -0-
  John W. Chandler                 3,000           45,000
  Frances T. Newton                3,000           45,000
  Francis C. Oakley                3,000           45,000
  David H. Porter                  3,000           45,000
  Paul Craig Roberts               3,000           45,000
  Marion N. Ruth                   1,500           22,500
  Nancy-Beth Sheerr                3,000           45,000




     The following table illustrates the dollar range of any equity securities beneficially owned by each director in the Fund and in all of the Value Line Funds as of December 31, 2002:



                                                        AGGREGATE DOLLAR
                                 DOLLAR RANGE OF        RANGE OF EQUITY
                                EQUITY SECURITIES     SECURITIES IN ALL OF
NAME OF DIRECTOR                   IN THE FUND        THE VALUE LINE FUNDS
---------------------------   --------------------   ---------------------
  Jean B. Buttner             Over $100,000          Over $100,000
  John W. Chandler            $10,001 - $50,000      $10,001 - $50,000
  Frances T. Newton           $1 - $10,000           $10,001 - $50,000
  Francis C. Oakley           $1 - $10,000           $10,001 - $50,000
  David H. Porter             $1 - $10,000           $10,001 - $50,000
  Paul Craig Roberts          $50,001 - $100,000     Over $100,000
  Marion N. Ruth              $1 - $10,000           Over $100,000
  Nancy-Beth Sheerr           $1 - $10,000           $10,001 - $50,000



     As of March 31, 2003, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94101, which owned 4,027,545 shares of record or approximately 28%, and National Financial Services Co., 200 Liberty Street, New York, NY 10281, which owned 2,145,515 (15%). Officers and directors of the Fund as a group owned less than 1% of the outstanding shares. None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser, the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.



                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund's investment adviser is Value Line, Inc. (the "Adviser"). Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.

     The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets during the year. During 2000, 2001 and 2002, the Fund paid or accrued to the Adviser advisory fees of $3,456,000, $2,314,000 and $1,891,000, respectively.


     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.


     In approving the investment advisory agreement, the Board of Directors, including the non-interested Directors, voting separately, considered the nature, quality and scope of the services provided by the Adviser, the performance of the Fund for the past 1, 3, 5 and 10 year periods, the performance, fees and expenses of the Fund compared to funds with similar objectives, the Adviser's expenses in providing the services, the profitability of the Adviser and other factors. The non-interested Directors considered the foregoing in the light of the law applicable to the review of investment advisory agreements. Based upon its review, the Board of Directors, including all of the non-interested Directors, voting separately, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. In making such determination, the Board of Directors relied upon assistance of their legal counsel.

     The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $3 billion.


     Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Code requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

     The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

     The Adviser has retained State Street Bank and Trust Company ("State Street") to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for each Value Line fund for which State Street provides these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. National Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. Ninth Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent accountants and also performs certain tax preparation services.


                         SERVICE AND DISTRIBUTION PLAN


     The Service and Distribution Plan (12b-1 Plan) is designed to finance the activities of Value Line Securities, Inc. (the "Distributor") in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of .25% of the Fund's average daily net assets. During the fiscal year ended December 31, 2002, the Fund paid fees $630,000 to the Distributor under the Plan. The Distributor paid $392,444 to other broker-dealers and incurred $612,236 in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES


     Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund's portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser's overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During 2000, 2001 and 2002, the Fund paid brokerage commissions of $286,558, $525,526 and $513,749 respectively, of which, $168,534 (59%), $301,006 (57%) and $30,044 (6%), respectively, was paid to Value Line Securities, Inc., the Fund's distributor and a subsidiary of the Adviser. Value Line Securities, Inc. clears transactions for the Fund through unaffiliated broker-dealers. During 2002, the Fund paid $66,000 to Value Line Securities, Inc. for reimbursement of trading services on behalf of the Fund.

     The Board of Directors has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to Value Line Securities or any other "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports to the Directors with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. The Board of Directors reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by the affiliates in connection therewith. During 2002, $416,120 (81%) of the Fund's brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions; the balance, or $97,749 (19%), went to brokers or dealers who provided information or services to the Adviser and, therefore, indirectly to the Fund and to the other entities that it advises. The Fund is advised that the receipt of such information and services has not reduced in any determinable amount the overall expenses of the Adviser.


     PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.


                                 CAPITAL STOCK

     Each share of the Fund's common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

     The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

     It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.


CALCULATION OF NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange are valued at the closing sales price on the date as of which the net asset value is being determined. The Fund generally values equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market.

                                     TAXES


     The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified during the Fund's last fiscal year. By so qualifying, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly asset diversification requirements.

     If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax and would not be eligible for tax treatment as a conduit of income to its shareholders.

     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

     Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. During the year ended December 31, 2002, the Fund elected to defer $3,203,000 of post-October net capital losses to the next taxable year.

     Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income, and dividends from net capital gain that are designated as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

     On January 7, 2003, President Bush proposed an economic growth plan which contains a provision that would exclude from income dividends paid by corporations to the extent paid out of previously taxed corporate income. There can be no assurance as to whether such provisions will be enacted into law or as to its scope if enacted and therefore its effect upon shareholders is uncertain at this time.

     At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them. Furthermore, under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.

     If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

     Dividends received by the Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares and, to the extent reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. Upon request, the Fund will inform shareholders of the amounts of the qualifying dividends.

     Options written or purchased by the Fund on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, short sales, and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

     A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder's adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by shareholders upon sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers for excess losses.

     For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a Federal income tax 30% "backup withholding" requirement. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous under reporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all Federal tax consequences. This discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 30% on certain other payments from the Fund on distributions made by the Fund of investment income and short-term capital gains. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state, local and foreign taxes to an investment in the Fund.


                                PERFORMANCE DATA

     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

     The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:
                                 P(1+T)(n) = ERV

Where: P    =  a hypothetical initial purchase order of $1,000
       T    =  average annual total return
       n    =  number of years
       ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period.

     The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gains distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.


     Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

     Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

        P (1+T)(n) = ATV(D)
   Where:   P = a hypothetical initial investment of $1,000
            T = average annual total return (after taxes on distributions) n = number of years
       ATV(D) = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

     Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:


        P (1+T)(n) = ATV(DR)
   Where:   P = a hypothetical initial investment of $1,000
            T = average annual total return (after taxes on distributions) n = number of years
      ATV(DR) = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.


     For the one, five and ten year periods ending December 31, 2002, the Fund's average annual total returns were -15.15%, 6.46% and 11.05%, respectively; the Fund's average annual total returns (after taxes on distributions) were -15.15%, 5.33% and 8.04%, respectively; the Fund's average annual total returns (after taxes on distributions and sale of Fund shares) were -9.30%, 5.16% and 8.03%, respectively.


     The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

     From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.



                              FINANCIAL STATEMENTS

     The Fund's financial statements for the year ended December 31, 2002, including the financial highlights for each of the five fiscal years in the period ended December 31, 2002, appearing in the 2002 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

                           PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.

   (a)      Articles of Incorporation, as amended.*
   (b)       By-laws.*
   (c) Instruments Defining Rights of Security Holders. Reference is made to Article Fifth of the Articles of Incorporation filed as Exhibit
            (a) to Post-Effective Amendment No. 88, filed February 24, 1999.
   (d)      Investment Advisory Agreement.*
   (e)      Underwriting contract.*
   (f)      Not applicable
   (g)      Custodian Agreement, as amended.*
   (h)      Not applicable
   (i)      Legal Opinion.*
   (j)      Consent of independent accountants
   (k)      Not applicable
   (l)      Not applicable
   (m)      Service and Distribution Plan***
   (p)      Code of Ethics**

----------
  * Filed as an exhibit to Post-Effective Amendment No. 88, filed February 24, 1999, and incorporated herein by reference.
  ** Filed as an exhibit to Post-Effective Amendment No. 89, filed April 26, 2000, and incorporated herein by reference.
  *** Filed as an exhibit to Post-Effective Amendment No. 90, filed April 26, 2001, and incorporated herein by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.


ITEM 25. INDEMNIFICATION.

     Incorporated by reference to Article Seventh (7)(c) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 88.


ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                                 POSITION WITH
          NAME                    THE ADVISER                           OTHER EMPLOYMENT
-----------------------   ---------------------------   -----------------------------------------------
Jean Bernhard Buttner     Chairman of the Board,        Chairman of the Board and Chief Executive
                          President and Chief           Officer of Arnold Bernhard & Co., Inc. and
                          Executive Officer             Chairman of the Value Line Funds and the
                                                        Distributor

Samuel Eisenstadt         Senior Vice President and     ----------------
                          Director

David T. Henigson         Vice President, Treasurer     Vice President and a Director of Arnold
                          and Director                  Bernhard & Co., Inc. and the Distributor

Howard A. Brecher         Vice President, Secretary     Vice President, Secretary, Treasurer and a
                          and Director                  Director of Arnold Bernhard & Co., Inc.

Harold Bernard, Jr.       Director                      Retired Administrative Law Judge

Herbert Pardes, MD        Director                      President and CEO of New York-
                                                        Presbyterian Hospital

Marion N. Ruth            Director                      Real Estate Executive. President, Ruth Re-
                                                        alty (real estate broker). Director or Trustee
                                                        of each of the Value Line Funds

ITEM 27. PRINCIPAL UNDERWRITERS.

   (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.

     (b)

                                         (2)
                                    POSITION AND             (3)
              (1)                      OFFICES          POSITION AND
      NAME AND PRINCIPAL           WITH VALUE LINE      OFFICES WITH
       BUSINESS ADDRESS           SECURITIES, INC.       REGISTRANT
------------------------------   ------------------   ----------------
  Jean Bernhard Buttner            Chairman of the     Chairman of the
                                        Board             Board and
                                                          President

  David T. Henigson                Vice President,     Vice President,
                                     Secretary,         Secretary and
                                    Treasurer and         Treasurer
                                      Director

  Stephen LaRosa                     Asst. Vice        Asst. Treasurer
                                      President


     The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

     (c) Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Value Line, Inc.
220 East 42nd Street
New York, NY 10017
For records pursuant to:
Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
Rule 31a-1(f)

State Street Bank and Trust Company
c/o NFDS
P.O. Box 219729
Kansas City, MO 64121-9729
For records pursuant to Rule 31a-1(b)(2)(iv)

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
For all other records


ITEM 29. MANAGEMENT SERVICES.

     None.


ITEM 30. UNDERTAKINGS.

     None.

                               ----------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 92 to the registration statement on Form N-1A (the "Registration Statement") of our report dated February 14, 2003 relating to the financial statements and financial highlights which appear in the December 31, 2002 Annual Report to Shareholders of The Value Line Special Situations Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 21, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 18th day of April, 2003.


                                     THE VALUE LINE SPECIAL SITUATIONS FUND,
INC.

                                     By: /S/ DAVID T. HENIGSON
                                        -------------------------------
                                        DAVID T. HENIGSON, VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.




         SIGNATURES                         TITLE                     DATE
----------------------------  --------------------------------  ---------------
      *JEAN B. BUTTNER        Chairman and Director;            April 18, 2003
      (JEAN B. BUTTNER)        President; Principal
                               Executive Officer

     *JOHN W. CHANDLER        Director                          April 18, 2003
     (JOHN W. CHANDLER)

     *FRANCES T. NEWTON       Director                          April 18, 2003
     (FRANCES T. NEWTON)

     *FRANCIS C. OAKLEY       Director                          April 18, 2003
     (FRANCIS C. OAKLEY)

      *DAVID H. PORTER        Director                          April 18, 2003
      (DAVID H. PORTER)

    *PAUL CRAIG ROBERTS       Director                          April 18, 2003
    (PAUL CRAIG ROBERTS)

      *MARION N. RUTH         Director                          April 18, 2003
      (MARION N. RUTH)

    *NANCY-BETH SHEERR        Director                          April 18, 2003
    (NANCY-BETH SHEERR)

     /S/ DAVID T. HENIGSON    Treasurer; Principal Financial    April 18, 2003
    ----------------------     and Accounting Officer
    (DAVID T. HENIGSON)


*By /S/ DAVID T. HENIGSON
    -------------------------
    (DAVID T. HENIGSON, ATTORNEY-IN-FACT)